
The People's Republic of China
Forest Right Certificate

Mineral resources, waters, forests, mountains, grassland, unreclaimed land, beaches and other natural resources are owned by the state, that is, by the whole people, with the exception of the forests, mountains, grassland, unreclaimed land and beaches that are owned by collectives in accordance with the law.

Abstracted from the *Constitution of the People's Republic of China*

Forest resources belong to state ownership, excluding those specified under law belonging to collective ownership.

State-owned and collective-owned forests, woods and forest lands, individual-owned woods and individual-used forest lands shall be registered by local people's governments at or above the county level and rosters compiled and certificates issued confirming the ownership or right to use. The State Council may authorize the competent department of forestry under the State Council to register and compile rosters of forests, woods and forest lands of the key state-owned forest regions determined by the State Council, issue certificates and notify the local people's governments concerned.

Legitimate rights and interests of owners and users of forests, woods and forest lands are protected by law upon which no unit or individual shall infringe.

Abstracted from the *Forest Law of the People's Republic of China*

The People's Republic of China

Forest Right Certificate


Seal: special seal of State Forestry Administration for supervising production of forest right certificate

No: B 520802556795

Scope of Forest, Woods and Forest Land towards Four Directions

(To indicate the scale, boundary marker and obvious marks)

No. of Application Table:

(Seal on the perforation for map attached to Forest Right Certificate of Liping County)


北↑
02205-03701
00401-00109

(Seal on the perforation for map attached to Forest Right Certificate of Liping County)

Sketched by: Yang Xucheng
Mapped by: Yang Xucheng

Scale: 1:40000

Lifu Lin Zheng Zi (2009) No. 0311 02205-03701

0405 00401-00109

______________________________________:

Qianxinan Aosen Forestry Company, Limited

In accordance with provisions of the *Forest Law of the People's Republic of China*, the ownership or use right of forest, woods and forest land set forth in this Certificate has been registered, and their legal rights and interests are protected by laws.

This Certificate is issued hereby.

(Seal of Organ Issuing Certificate): the People's Government of Liping County

(Seal of Wang Chongsong)

December 10th, 2009



发证机关（印）
2009 年 12 月 10 日
王崇松印

Registration Table of Forest, Woods and Forest Land

No. of Application Table: 5226310311MDYMSY02205-03701 No.1

5226310405MDYMSY00401-00109

Owner of Forest Land Ownership	Gaoshao Village, Pingzhai Town	Owner of Use Right of Forest Land		Qianxinan Aosen Forestry Company, Limited	
Owner of Forest and Woods Ownership	Qianxinan Aosen Forestry Company, Limited	Owner of Forest and Woods Use Right		Qianxinan Aosen Forestry Company, Limited	
Location	Gaoshao Village, Pingzhai Town				
Address	Dengxiaopo	Forest Class	/	Small Class	21
Area	7, 754.7 *mu*	Main Tree Variety		Firry	
Quantity	/	Forest Type		Forest for Woods	
Use Term of Forest Land	31 years	Termination Date		27 October, 2040	
Four Directions:					
East side to Kouduao					
South side to Zhoujiajie					
West to Guika Dengxiaopo					
North to Lingchang					
Remarks: Independent operation of private enterprise					
Organ Filling Certificate	Handler: Yang Xucheng December 10th, 2009 Principal: Su Shikui December 10th, 2009 (Seal of Organ): Forestry Administration of Liping County				



（机关印）